Exhibit 10.1

LOAN AGREEMENT

DALTON LOTT (“Lender”), located at 5661 Mariner, Dallas, Texas 75376, and TRANSCOASTAL CORPORATION, a Delaware corporation (“Borrower”), with its principal place of business located at 17304 Preston Road, Ste. 700, Dallas, Texas 75252, enter into the following loan agreement.

I.  LOAN

Subject to the terms and conditions stated in this loan agreement, Lender will lend the amount of $ 1,500,00.00 to Borrower. The indebtedness is to be evidenced by a note in substantially the form of the promissory note, and personal guarantees of David May, Stuart Hagler, and Wilbur Westmoreland, in the principal amount of $1,500,000.00, with interest at 5.5% per annum.

II. PREPAYMENT

The Borrower will have the right to prepay the loan in whole or in part without penalty.

III. SECURITY

As security for this loan, guarantors, David May, Stuart Hagler, and Wilbur Westmoreland will each execute a written guaranty in the form approved by Lender.

IV. USE OF PROCEEDS

The proceeds of this loan may be used as deemed necessary by the Borrower for the operation of the business of TransCoastal Corporation.

V.  REPRESENTATIONS OF BORROWER

Borrower represents as follows:

(a) Borrower is a Delaware Corporation in good standing.

(b) Borrower is authorized by its constituent documents and applicable law to enter into this agreement.

(c) All information provided by Borrower to Lender, including financial reports, is true and correct.

(d) Greens Bank and Liberty Bank are the only companies or individuals with security interests in or financing statements covering any assets of the Borrower.

(e) Borrower is technically in default with Greens Bank as of June 30, 2014.

VI. CONDITIONS PRECEDENT TO LOAN

Lender is obligated to make the loan provided for in this agreement only after receiving all of the following in a form satisfactory to lender: an executed promissory note and executed guarantee agreements by David May, Stuart Hagler and Wilbur Westmoreland in the form prescribed by Lender.

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Loan Agreement - Transcoastal

VII. AFFIRMATIVE COVENANTS OF BORROWER

Borrower covenants and agrees that it will:

(a) Keep accurate financial records of all business operations, and provide lender with unaudited financial statements 45 days after the close of each quarter and audited statements 90 days after the close of each fiscal year.

(b) Properly use and maintain the collateral offered in connection with this loan agreement, maintaining insurance of a type and in amounts agreeable to Lender.

(c) Permit inspections of its books, records, premises, and assets by Lender on reasonable notice or at Lender’s discretion.

(d) Promptly notify Lender of any threatened litigation or change in business conditions that may adversely affect Borrower.

VIII. NEGATIVE COVENANTS OF BORROWER

Borrower covenants and agrees that it will not:

(a) Encumber or permit any mortgages, security interests, or other encumbrances to be assessed against the collateral offered as security for this agreement or the equipment to be purchased with loan proceeds.

(b) Increase salaries of any officers during the term of this loan, except with prior consent of Lender.

(c) Declare any dividends or distributions without written consent of Lender.

IX. EVENTS OF DEFAULT

The occurrence of any or all of the following events or conditions will be an event of default: any failure by debtor to make a payment or perform an obligation described herein when due; breach or failure by borrower to perform any term or condition of this obligation; dissolution of Borrower; insolvency of Borrower; or filing of any bankruptcy proceedings by or against Borrower.

X.  REMEDIES

On the occurrence of any event of default, all obligations under this loan will immediately become due and payable on demand of Lender without presentation, demand for payment, notice of dishonor, protest, or notice of protest of any kind, all of which are expressly waived by the Borrower. Lender will have all remedies provided by the Texas Business and Commerce Code, as well as all other remedies available at law or equity, and provided under this loan agreement and related agreements and instruments.

XI. WAIVER

Lender’s failure or delay to exercise any right or privilege under this agreement will not operate as a waiver of any such right or privilege or any further exercise of the right or privilege.

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Loan Agreement - Transcoastal

XII.  MISCELLANEOUS

(a) Texas law will govern this agreement.

(b) This agreement sets out the entire agreement of the parties.

(c) If any part of this agreement is held to be invalid, all other parts will continue in effect as if the invalid provision had never been included.

(d) If Borrower refinances its current loans with Liberty Bank or Green Bank, Borrower shall pay Lender in full.

(e) On default, Lender may declare the unpaid principal balance, earned interest, and any other amounts owed on the note immediately due.

In witness hereof, the parties have executed this agreement:

Date: June 30, 2014

LENDER

By: ________________________________________

DALTON LOTT

Date: June 30, 2014

BORROWER

TRANSCOASTAL CORPORATION

By: ________________________________________

STUART HAGLER, Chief Executive Officer

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Loan Agreement - Transcoastal